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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C.  20549





                                   FORM 8-K/A

                                 CURRENT REPORT




                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934





Date of Report (Date of earliest event reported)                DECEMBER 3, 1996
                                                                ----------------

                          INTEK Diversified Corporation
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             (Exact name of registrant as specified in its charter)


            Delaware                  0-9160                     04-2450145
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(State or other jurisdiction       (Commission               (IRS Employer Iden-
       of incorporation)           File Number)                tification No.)

970 West 190th St., Suite 720, Torrance, CA                             90502
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(Address of principal executive offices)                              (Zip Code)

Registrant's telephone number, including area code:                 310-366-7335
                                                                    ------------

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                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, INTEK has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 18, 1997           INTEK Diversified Corporation


                                   By:  /s/ D. Gregg Marston
                                      ------------------------------
                                       Name:  D. Gregg Marston
                                       Title: Interim Chief Financial Officer